UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

GARTNER, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14443	04-3099750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212

56 Top Gallant Road

Stamford, CT 06902-7700

(Address of principal executive offices, including zip code)

(203) 316-1111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 per value per share	IT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Notes Offering by Gartner, Inc.

On June 18, 2020, Gartner, Inc. (“Gartner”) issued a press release announcing that it has commenced an offering of $500 million aggregate principal amount of its Senior Notes due 2028 (the “Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is furnished as Exhibit 99.1 to this report. Gartner intends to use the net proceeds from the offering of the Notes, together with cash on hand, (i) to repay a portion of the outstanding borrowings under the term loan A facility, (ii) repay all outstanding borrowings under the existing revolving credit facility, each under Gartner’s senior secured credit facility, and (iii) pay related fees and expenses. This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes. There can be no assurance that the proposed offering of Notes will be completed.

The Notes will be sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Recent Developments

In connection with the offering of the Notes, Gartner is providing prospective purchasers with an offering memorandum, which includes a description of recent developments. Gartner previously provided an update on the impact of the novel coronavirus disease (“COVID-19”) pandemic on its business, results of operations, financial condition and cash flows in its Quarterly Report on Form 10-Q for the three months ended March 31, 2020. Impacts during the first quarter of 2020 included, among others, the closure of Gartner offices across the globe and reduced revenues, in particular as a result of cancelled conferences. In April, Gartner implemented workforce reductions in its Conference segment.

Since Gartner reported its financial results for the three months ended March 31, 2020, it has continued to experience negative impacts on all of its segments due to the COVID-19 pandemic, with the Conferences segment being the most impacted. All conferences have been suspended through August 2020. Conferences may be suspended after that date due to government mandates, health concerns or both. Gartner continues to monitor the rapidly evolving nature of the COVID-19 pandemic and will make determinations about future conferences based on the information available to it. Continued conference suspensions are anticipated to result in reduced revenues, as well as costs relating to workforce reductions and cancellation costs. Gartner’s other segments may also continue to experience reduced demand, decreased revenues and/or lower business growth and retention rates as a result of the pandemic.

As noted in Gartner’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020, on April 1, 2020, it drew down an additional $300 million under its revolving credit facility to increase its cash position and preserve financial flexibility in light of uncertainty in the global market. Gartner repaid $300 million of the revolving credit facility on May 29, 2020 with cash on hand.

The uncertainty surrounding the COVID-19 pandemic has created disruption for Gartner’s business, its customers and for the global economy as a whole. The ultimate impact of the COVID-19 pandemic on Gartner’s business will depend on many factors that are beyond its knowledge and control.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different, and are currently, or in the future could be, amplified by the COVID-19 pandemic. Such factors include, but are not limited to, the following: market conditions affecting the proposed offering, changes in plans or timing relating to the proposed offering, uncertainty of the magnitude, duration, geographic reach and impact on the global economy of the COVID-19 pandemic; the timing of our Gartner Symposium/Xpo series that normally occurs during the fourth quarter, as well as our other conferences and meetings; the current, and uncertain future, impact of the COVID-19 pandemic and governments’ responses to it on our business, growth, reputation, projections, prospects, financial condition, operations, cash flows, and liquidity; the adequacy or effectiveness or steps we take to respond to the crisis, including cost reduction or other mitigation programs; our ability to maintain and expand our products and services; the impact of restructuring and other charges on our businesses and operations; cybersecurity incidents; general economic conditions; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates and the effect on the credit markets and access to capital; risks associated with the creditworthiness, budget cuts, and shutdown of governments and agencies; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; changes to laws and regulations; and other factors. Forward-looking statements included herein speak only as of the date hereof and Gartner disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release announcing intention to offer senior notes due 2028 issued on June 18, 2020.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: June 18, 2020	By:	/s/ Craig W. Safian
Craig W. Safian
Executive Vice President and
Chief Financial Officer